Exhibit 32.1

URANIUM RESOURCES, INC.

405 State Highway 121 Bypass, Building A, Suite 110, Lewisville, TX 75067

972.219.3330 Phone 972.219.3311 Fax

November 9, 2012

Securities and Exchange Commission

450 5th Street, N.W.

Washington, D.C. 20549

CERTIFICATION OF INTERIM CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Terence J. Cryan, Interim President and Chief Executive Officer of Uranium Resources, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2012 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terence J. Cryan
Terence J. Cryan
Interim President and Chief Executive Officer
November 9, 2012